Exhibit 99.3 Second Quarter 2020 Financial and operating results for the period ended June 30, 2020 August 4, 2020 Unless otherwise specified, comparisons in this presentation are between 2Q19 and 2Q20.

Important Legal Information Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on August 4, 2020, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, CNOinc.com. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 2

CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 3

Quarter in Review Operating results reflect strong retention, product and distribution diversity and expense discipline • Operating income1 up 4%; operating income per share1 up 15% Strong • Insurance policy income up 1%; insurance product margin up 28% Operational • Annuity account values up 4% • Fee income up 18% to $5.2 million Performance • Allocated expenses down $7.1 million / 5%; non-allocated expenses down $4.9 million / 25% excl. Global Resolution Agreement accrual • Statutory capital and surplus of $1.77 billion; RBC of 405% Building on • Returned $47 million to shareholders; $30 million in share buybacks Track Record • Weighted average shares down 10% of Execution • Continued success with Transformation initiatives • Operating ROE1 of 11.4% 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 4

Growth Scorecard Strong collected premium, fee revenue, & client assets; sales challenged by COVID environment (dollars in millions) 2019 2020 % Change 2Q 3Q 4Q TY 1Q 2Q Y/Y New Annualized Premium 1 Life $39.4 $37.3 $34.9 $151.3 $41.1 $47.4 20.3% Health 39.4 40.3 54.7 168.7 38.1 17.7 -55.1% Long-term Care 6.4 6.4 8.0 26.6 5.9 4.3 -32.8% Total Life, Health, and LTC $85.2 $84.0 $97.6 $346.6 $85.1 $69.4 -18.5% Collected Premiums Life $202.5 $203.5 $206.3 $811.2 $207.7 $206.1 1.8% Drive Growth Health 352.0 353.9 373.7 1439.1 353.9 353.2 0.3% Long-term Care 66.5 66.7 68.5 269.1 65.2 66.0 -0.8% Total Life, Health, and LTC $621.0 $624.1 $648.5 $2,519.4 $626.8 $625.3 0.7% Annuity Collected Premiums $341.2 $325.2 $324.3 $1,306.4 $292.2 $242.7 -28.9% Client Assets in BD and Advisory 2 $1,303.0 $1,362.7 $1,515.0 $1,515.0 $1,358.7 $1,524.0 17.0% the Right 3 Expand to Fee Revenue $15.6 $16.3 $30.2 $87.5 $28.5 $20.5 31.4% 1 Measured as 100% of new life, health, and LTC annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. 2 Client assets include cash and securities in brokerage and managed advisory accounts. 3 Represents fee revenue from the sales of third-party insurance products, services provided by WBD, our broker-dealer and registered investment advisor. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 5

Consumer Division Update Record direct-to-consumer sales; other sales / agent metrics rebounding Key Initiatives Second Quarter Highlights • D2C sales up 52% to record $30 million Maintain growth • Improving sales efficiency/productivity metrics momentum • Total Life sales up 27% • Health/LTC sales steadily improving from April lows • Producing agent count down 12% in 2Q20, down 6% in Optimize June • June/July recruiting up sharply distribution • Financial Representative1 count up 1%; 15% of agent force is dually licensed • Launched several new D2C initiatives Expand reach • Continued acceleration of lead sharing from D2C to exclusive agents 1 Financial representatives are agents who are licensed to sell certain securities brokerage products and services. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 6

Worksite Division Update Stable in force block; significant near-term sales headwinds remain Key Initiatives Second Quarter Highlights Continue growth • Total sales down ~$9 million or 69% in small employer • 25% of sales completed virtually market • Employer profiles translating to stable premium collection Expand to larger • WBD synergies progressing • Additional digital capabilities in 4Q20 small businesses • WBD revenue up 1%; up 5% YTD • Group critical illness product launched Enhance portfolio • Group term life offering to follow in 4Q20 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 7

Excess Capital Allocation Strategy Disciplined and opportunistic approach to maximize shareholder value Organic investments to sustain and grow the core businesses Return capital to shareholders • Increased dividend 9% in 2Q20; 8th consecutive annual increase • $30 million in share repurchases in 2Q20; $113 million YTD • Capacity to continue modest share repurchases as conditions permit Opportunistic transactions • Highly selective M&A to expand productivity offerings or enhance distribution CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 8

Financial Highlights Net operating EPS up 15% to $0.55; exercised rigorous expense control Second Quarter 2020 Earnings Results • Net operating EPS1 of $0.55, up 15% from $0.48 in 2Q19 (dollars in millions, except where noted) • Operating EPS excluding significant items1 down $0.55 $0.57 10%, due to decline in income from alternative $0.48 investments and calls/prepays $(0.12) $0.43 • Weighted average share count down 10% YoY Net operating income per share1 • Disciplined expense management $0.24 Net income per • Allocated expenses down $7.1 million / 5% share • Non-allocated expenses down $4.9 million / 25% Significant items excluding significant item • Up $18.6 million including expense 2Q19 2Q20 related to Global Resolution Agreement Net Operating Income1 $76.4 $79.4 • Operating ROE1 of 11.4% • 10.5% excluding significant items Net Operating Income $76.4 $61.7 Excluding Significant Items1 • Statutory operating income estimated to be $94 million • Statutory capital and surplus of $1.77 billion Net Income $37.6 $82.0 • Consolidated RBC of 405%; Holdco liquidity of $208 million Weighted Average Shares 159.7 143.9 Outstanding (in millions) 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 9

Insurance Product Margin Solid growth in Annuity, Health & LTC margins; Life reflects COVID impact (dollars in millions) Insurance Product Margin1 2Q19 3Q19 4Q19 1Q20 2Q20 Highlights1 Annuity $57.2 $56.2 $60.8 $59.5 $72.3 • Total margin up $10.4 million or 5% Margin / average net insurance liabilities 2.46% 2.39% 2.54% 2.47% 2.99% • Annuity margin up $15.1 million or 26% • Favorable mortality on other annuities Health $78.3 $77.0 $79.0 $73.6 $82.3 ($10M), favorable persistency ($5M) Margin / insurance policy 22% 22% 22% 20% 23% income • Health margin up $4 million or 5% • Medicare Supplement - favorable claims Life $51.7 $54.6 $56.4 $44.3 $41.7 due to deferral of care ISL: Margin / average net 0.60% 0.55% 0.68% 0.67% 0.44% insurance liabilities • Supplemental health - higher ISL: Underwriting margin / 41% 45% 26% 42% 42% insurance policy income persistency/reserve build more than Trad: Margin / insurance offset favorable claims 23% 24% 23% 17% 16% policy income • Life margin down $10 million or 19% Trad: Margin ex. Adv. Exp. / 33% 35% 32% 30% 26% insurance policy income • $14 million COVID mortality impact; Long-term Care $11.9 $12.3 $14.0 $13.3 $13.2 consistent with market share Margin / insurance policy 18% 18% 21% 20% 20% • Favorable persistency income • LTC margin up $1.3 million or 11% Total Margin $199.1 $200.1 $210.2 $190.7 $209.5 • Favorable claims/mortality partially offset by reserve build 1 Excluding significant items. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 10

Investment Results Steady NII allocated to products; negative VII returns impacted total NII, down 14% (dollars in millions) Investment Income Allocated to Investment Income Not Product Lines Allocated to Product Lines Total Net Investment Income1 $400.0 $400.0 $400.0 $300.0 $300.0 $300.0 $267.7 $219.4 $221.4 $229.6 $200.0 $200.0 $200.0 $100.0 $100.0 $100.0 $48.3 $8.2 $- $- $- 2Q 2019 2Q 2020 2Q 2019 2Q 2020 2Q 2019 2Q 2020 Annuity Health Life LTC Annuity Health Life LTC Not Allocated • Invested assets up 3% • Investment Income Not Allocated to Product Lines down $40.1 million due to unfavorable alternatives results and • New money rate of 4.49% lower prepayments / calls • Investment Income Allocated to Product Lines steady • Alts are reported on one quarter lag despite lower interest rates • $920 million new money investments had average rating of • Average yield on allocated investments was A, average duration of 8.8 years 4.92% compared to 5.08% in 2Q19 • Rating migration trends less impactful than forecast 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 16-19 of the financial supplement for more information on the components of net investment income. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 11

Portfolio Composition High quality; well-positioned for current environment $26 billion of Invested Assets Highlights (Fair Value as of 6/30/2020) Mortgage • 65% of portfolio in corporate and government bonds Loans, 5.8% HY Corporates, 2.9% Non-Agency RMBS, 8.7% • 41% BBBs; consistent with March 31 CMBS, • $21.6 billion of assets with high degree of liquidity 7.9% Municipals, 9.7% • ~$12.9 billion public corporate bonds • ~$5.9 billion structured securities • ~$2.8 billion municipal, political subdivisions, Govts/Agency, ABS, 4.6% 1.6% and US and foreign government bonds IG Corporates, CLO, 1.7% • Strong credit risk profile across portfolio 50.3% Equities, 0.2% Other Invested • Underweight COVID-19 impacted sectors Assets, 1.8% Alternatives, 2.1% • 96% rated NAIC 1 / 2 • Diversified commercial and residential Policy Loans, 0.5% mortgages with low LTVs Cash, 2.2% • Significant credit enhancement in structured General Approach products • Positioned for stable performance across credit cycles • Alternative investments that avoid binary • Emphasizing quality outcomes • Lower than average allocation to most higher risk categories – all carefully calibrated • Low impairments through multiple cycles CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 12

Cash Flow Profile Strong free cash flow generation and conversion (dollars in millions) For the Quarter Trailing Twelve Months 2Q19 2Q20 2Q19 2Q20 Net Operating Income1 $ 76.4 $ 79.4 $ 289.5 $ 311.5 Holding Company Cash Flows: Dividends from Subsidiaries$ 89.9 $ 77.6 $ 281.3 $ 220.8 Management Fees 28.3 27.0 111.4 114.8 Surplus Debenture Interest 12.3 12.1 59.0 59.2 Earnings on Corporate Investments 3.7 12.5 15.3 29.1 Tax Refund - - 5.8 - Other 15.4 21.0 20.0 13.2 Holding Company Sources of Cash2 149.6 150.2 492.8 437.1 Holding Company Expenses and Other (13.2) (33.0) (83.3) (109.0) Interest Payments (21.8) (26.4) (45.3) (52.1) Excess Cash Flow to Holding Company2 114.6 90.8 364.2 276.0 Net Proceeds from New Debt 64.9 - 64.9 - Share Repurchases (59.0) (30.0) (140.4) (265.3) Dividend Payments to Stockholders (17.4) (17.4) (66.7) (66.8) Contributions to Insurance Subsidiaries - - (265.0) - Acquisition (68.8) - (68.8) - Net Change in Holding Company Cash and Investments 34.3 43.4 (111.8) (56.1) Non-Cash Changes in Investment Balances - (3.5) (0.1) - Cash and Investments, Beginning of Period 229.8 168.1 376.0 264.1 Cash and Investments, End of Period$ 264.1 $ 208.0 $ 264.1 $ 208.0 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Cash flows exclude capital contributions to insurance subsidiaries, acquisitions, dividend payments, stock repurchases, and financing transactions. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 13

Capital and Liquidity Overview Conservative approach to capital structure (dollars in millions) Consolidated Risk Based Capital (“RBC”) Ratio1 393% 408% 406% 405%  Targeted consolidated RBC ratio of 375-400%  Excess due to intentional conservative positioning  RBC variability can be expected in periods of market volatility 2018 2019 1Q 2020 2Q 2020 Debt to Capital2 22.3% 23.0% 23.8% 23.6%  Target leverage of 22.5 – 25.0%  Debt covenant ceiling of 35%  Debt capacity within limit of target leverage $80.7 million 2018 2019 1Q 2020 2Q 2020 x Holding Company Liquidity $220.4 $208.0 $186.7 $168.1  Minimum targeted holding company liquidity of $150 million  Liquidity bolstered by $250 million undrawn revolver  No outstanding debt maturities until 2025 2018 2019 1Q 2020 2Q 2020 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 14

2020 Outlook Less severe mortality impact; continued capacity to maintain modest buybacks Scenario modeling – 2020 COVID impacts Prior (May) projections Current (August) projections • Mortality • Mortality • 80k – 120k U.S. COVID deaths • 150k – 400k U.S. COVID deaths • $20M – $30M net mortality impact • $20M – $52M net mortality impact • $250k per 1,000 deaths • $130k per 1,000 deaths • Morbidity • Morbidity • Net neutral impact • Favorable in 2Q20; net neutral impact in 2H20, with potential upside, if deferred healthcare and LTC treatments become permanent • Premium deferral / Shock lapse • Premium deferral / Shock lapse • Potential for significant favorable impact • Potential for modestly positive impact given uncertainty regarding persistency given favorable persistency observed in 2Q20 Key Outputs of Modeling • Base case second half earnings down compared to prior year, driven primarily by COVID-19 mortality impacts • Expenses in total excluding significant items flat to prior year, despite accelerating investments to better position for the future • Investment income not allocated to product lines also generally flat • Adverse case free cash flow supports continued modest level of share repurchase CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 15

Delivering On Our Commitments Shifting to a tactical approach while navigating COVID environment Pivot to Optimize Long- Turnaround / COVID-19 De-risking Growth term Value Pre 2017 2017-2019 2020 2021 and Beyond • Reinsured life block (2009) • Completed Senior Leadership • Balancing cash conservation • Customer-centric business • Recapitalized company (2012) additions with investments in growth realignment • Initiated dividend (2012) • Reinsured LTC block • Conservative capital structure • Omnichannel delivery model • Sold Legacy Life Insurance Block • Achieved investment grade • Enhance growth and margin credit ratings • Defensive portfolio profile (2014) positioning • Migrated ratings upwards–within • Up-in-quality portfolio • Maximize distributable cash non-investment grade ratings repositioning • Opportunistic capital flow classes • Sustainable momentum in deployment • Accelerate pace of capital recruiting and sales • Benefiting from diverse deployment product portfolio and strong • Reduced risk and volatility retention • Leverage technology • Successfully pivoting to new sales approaches • Accelerating integration of D2C and exclusive agents • Rethinking future office footprint CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 16

Investment Highlights Well-positioned in Favorable Highly Sustainable Strong balance underserved senior demographic differentiated growth initiatives sheet; robust middle-income tailwinds business model in place free cash flow market generation CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 17

Questions and Answers CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 18

Appendix 1: Quarter in Review Strong Operational Performance • COVID-19 Response Slide 20 • Broker-Dealer/Registered Investment Advisor Slide 21 • Agent Counts Slide 22 Building on Strong Track Record of Execution • Retained LTC Insurance Slide 23 • New Money Summary Slide 24 • Portfolio Overview Slides 25-28 • Tax Asset Summary Slide 29 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 19

COVID-19 Response: Committed to Key Stakeholders Embracing our obligations; rising to the challenge Supporting our Helping our Associates & Agents Customers Giving Back to Others • Committed to no COVID-19 • Call centers, claims • Committed to maintaining related layoffs in 2020 processing, other services 2020 annual budget for operating remotely corporate donations to our • Introduced agent financial philanthropic community support programs • Allowing deferral of premium partners payments of up to 90 days • Provided technology, training, • Engaged associates in virtual & other tools to support • Enhanced digital capabilities volunteering opportunities to effective working from home and servicing support local food banks and first responders • COVID-19 testing & treatment • Providing agents with tools to reimbursed at 100% support virtual sales and • Donated $300,000 to support servicing; digital applications funds for associates and • Expanded PTO policies agents impacted by COVID-19 • Continuing to provide products or other personal financial • Free LiveHealth tele-visits to protect the health and emergencies retirement needs of our • Employee Assistance customers programs offering 24/7 counseling CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 20

Broker-Dealer/Registered Investment Advisor Account values up YoY; $1.5 billion in client assets (dollars in millions) 2019 2020 2Q 3Q 4Q 1Q 2Q Net New Client Assets in Brokerage $5.1 $13.4 $17.4 $15.3 -$26.7 Brokerage and Advisory1 Advisory 33.2 29.9 45.4 65.7 38.6 Total $38.3 $43.3 $62.8 $81.0 $11.9 Client Assets in Brokerage and Brokerage $886.0 $913.7 $982.9 $842.3 $905.3 Advisory1 at end of period Advisory 417.0 449.0 532.1 516.4 618.7 Total $1,303.0 $1,362.7 $1,515.0 $1,358.7 $1,524.0 1 Client assets include cash and securities in brokerage and managed advisory accounts. Net new client assets includes total inflows of cash and securities into brokerage and managed advisory accounts less outflows. Inflows include interest and dividends and exclude changes due to market fluctuations. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 111 East Wacker Drive, Suite 1900, Chicago, IL 60601 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 21

Agent Counts 2019 2020 % Change Consumer 2Q 3Q 4Q 1Q 2Q Q/Q Total Quarterly Average Producing Agents1,3 4,602 4,579 4,709 4,531 4,066 -12% Quarterly Average Financial Representatives2,3 595 596 596 591 602 1% Worksite Total Quarterly Average Producing Agents1,3 417 420 453 421 225 -46% 1 Producing agents are agents that have submitted at least one policy in the month. 2 Financial representatives are agents who are licensed to sell certain securities brokerage products and services. 3 Quarterly average agent and advisor counts represent the average of the last 3 months. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 22

Retained Long-Term Care Insurance Highly differentiated in-force block; prudently managed . New sales (~$25 million annually) focused on short duration products – 98% of new sales for policies with 2 years or less in benefits – Average benefit period of 11 months – New business 25% reinsured since 2008 . Reserve assumptions informed by historical experience – No morbidity improvement – No mortality improvement – Minimal future rate increases – New money rate lowered to reflect a level rate throughout the projection horizon . Favorable economic profile – Loss Recognition Testing margin reflecting a level new money rate is $207 million or ~9% of Net GAAP Liabilities – Statutory reserves ~$160 million higher than GAAP net liabilities – Total LTC is just 13% of overall CNO reserves – Potential adverse impact from severe stress scenarios is significantly reduced CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 23

New Money Summary Emphasis on high quality investments during second quarter Second Quarter Investments HY Corporates, 5.7% Direct Investments, 0.6% Average Average Allocation $ Allocation % Yield Rating Duration Structured Securities 372 40.8% 4.34% A 4.7 Municipals 241 26.5% 3.84% AA 15.4 IG Corporates, 26.4% Structured IG Corporates 241 26.4% 4.88% BBB 9.8 Securities, 40.8% HY Corporates 52 5.7% 6.16% BB 4.4 Municipals, 26.5% Direct Investments 5 0.6% 9.49% NR - Total 911 100% 4.49% A 8.8 94% Investment Grade Allocation CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 24

Portfolio Overview – Sector Breakdown Underweight COVID-impacted sectors (dollars in millions) Book Market Unrealized Average Sector Value Value Gain Loss Portfolio% NAIC Over|Underweight Airlines 17.2 17.7 0.5 0.07% 1.5 Underweight Aircraft Lease Securitizations 33.9 30.2 (3.7) 0.12% 1.0 Underweight Energy 710.6 774.9 64.2 3.02% 1.9 Underweight Gaming 0.0 - - - - Underweight Hotels 36.1 36.7 0.6 0.14% 2.6 Underweight Retail ex Grocery 82.6 97.4 14.7 0.38% 1.8 Underweight Restaurants 19.1 22.6 3.5 0.09% 2.8 Underweight Whole Business Securitizations 399.5 397.1 (2.3) 1.55% 2.1 Overweight CMBS 2,003.6 2,020.7 17.1 7.89% 1.0 Overweight CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 25

Portfolio Overview: CLO Debt Significant cushion against stress scenarios Ratings Composition A+ % of Rating Downgrade Watch 1.5% AA Portfolio Portfolio Index 49.6% AAA 11.3% - - AA 52.0% - 0.2% A 33.2% 100% A 36.7% - 4.2% AAA AAA-A BBB - N/A 35.8% AA+ 11.3% 2.4% A- BB - N/A 51.9% 1.8% Key Portfolio Metrics Cumulative Loss / Breakpoint Analysis AAA AA A Credit Support Portfolio 37% 25% 17% Market 37% 25% 19% WARF Portfolio 3,315 3,248 3,272 Market 3,233 3,258 3,272 Diversity Score Portfolio 79 78 82 Market 77 76 75 CDR at Break Point 54.7% 27.8% 17.2% EORP Portfolio 1.73 2.13 1.81 CDR at Base Case 4.5% 4.5% 4.5% Market 2.26 2.11 2.12 CDR at GFC 5.8% 5.8% 5.8% CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 26

Portfolio Overview: Commercial Mortgage Loans Very conservatively underwritten; loss resistant Key Portfolio Facts Portfolio Geography Mountain $1.4 billion of net invested assets 10.0% South Central 32.7% 17.0% 100% 99.5% 51% 1.97x 0.5% First Rated Weighted Weighted Delinquency East Pacific Mortgage CM1-2 Avg LTV¹ DSCR¹ 23.6% 16.6% Underlying Property Type Ratings Composition Office Industrial 17.1% CM1 22.5% 77.2% Other 12.2% Apartment CM2 Retail 29.2% 22.3% 19.0% CM7 1 LTV and DSCR as of year-end 2019 operating statements. 0.5% CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 27

Portfolio Overview: CMBS Very conservatively underwritten; loss resistant Key Portfolio Facts Book Market Market/ Credit Delinq. Rating Value Value Book Support Rate Hotel% Retail% $2.0 billion of net invested assets AAA 622 647 104% 38.4% 7.6% 12.4% 21.6% AA 369 374 102% 29.2% 6.9% 10.6% 17.9% A 606 588 97% 20.0% 5.1% 14.0% 13.0% 80.0% 60% 2.11x BBB 330 337 102% 12.0% 0.1% 0.8% 2.5% Rated Weighted Weighted AAA-A Avg LTV¹ DSCR¹ BB 77 74 96% 3.3% - - - 2,004 2,021 101% 25.5% 5.2% 10.2% 14.3% Underlying Property Type Ratings Composition Office AA Multifamily A 30.6% 18.4% 24.0% 30.3% Industrial Retail 8.1% 14.3% AAA BBB Mixed Use 31.0% 16.5% Hotels 12.9% BB 10.2% 3.8% 1 LTV based on appraisal at loan origination, DSCR as of year-end 2019 operating statements. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 28

Tax Asset Summary Value of NOLs and deferred tax assets Details (DTAs) related to tax strategy (dollars in millions) • Total estimated economic value of NOLs $495 and DTAs related to tax strategy of DTAs related to approximately $400 million @ 10% tax strategy discount rate ($2.80 on per share basis) $75 • Life NOLs have been fully utilized. Non- life NOLs are expected to offset 100% of non-life taxable income and 35% of the remaining life taxable income not offset Non-life NOLs $420 by life NOLs through 2023. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 29

Appendix 2: Financial Exhibits • Non-GAAP Financial Measures Slides 31-45 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 30

2Q20 Significant Items The table below summarizes the financial impact of significant items on our 2Q20 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) Three months ended June 30, 2020 Excluding significant Actual results Significant items items Insurance product margin Annuity$ 123.8 $ 40.0 (1) $ 72.3 (91.5) (1) Health 82.3 - 82.3 Life 36.1 5.6 (1) 41.7 Long-term care 13.2 - 13.2 Total insurance product margin 255.4 (45.9) 209.5 Allocated expenses (128.1) - (128.1) Income from insurance products 127.3 (45.9) 81.4 Fee income 5.2 - 5.2 Investment income not allocated to product lines 8.2 - 8.2 Expenses not allocated to product lines (38.5) 23.5 (2) (15.0) Operating earnings before taxes 102.2 (22.4) 79.8 Income tax expense on operating income (22.8) 4.7 (18.1) Net operating income (3)$ 79.4 $ (17.7) $ 61.7 Net operating income per diluted share (3) $0.55$ (0.12) $ 0.43 The footnotes to the above table are on the following page. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 31

2Q20 Significant Items (Continued from the previous page) (1) Given our expectation that interest rates will remain low for the long-term, we performed an actuarial unlocking exercise in the second quarter of 2020 to reflect our assumption that average new money rates will remain flat at 4 percent forever. This change and the related impacts to persistency assumptions had a $45.6 million unfavorable impact on pre-tax earnings. As part of the actuarial unlocking exercise, we also changed our assumptions related to the future option costs we incur in providing benefits on fixed index annuities which had a favorable impact on pre-tax earnings of $91.5 million. The impact of these changes in assumptions is summarized below (dollars in millions): Line of business Fixed index Fixed interest Interest- annuities annuities sensitive life Total Favorable (unfavorable) Impacts of an average new money rate assumption of 4 percent Insurance policy benefits $ (5.0) $ — $ (7.4) $ (12.4) Amortization (25.6) (9.4) 1.8 (33.2) Subtotal (30.6) (9.4) (5.6) (45.6) Impacts of changes in future option costs Insurance policy benefits 104.8 — — 104.8 Amortization (13.3) — — (13.3) Subtotal 91.5 — — 91.5 Impact on pre-tax income $ 60.9 $ (9.4) $ (5.6) $ 45.9 This actuarial unlocking exercise does not replace our comprehensive annual review of all assumptions for our insurance products, which we we plan to complete in the fourth quarter of this year. Additional adjustments may be identified based on the results of the comprehensive annual review. (2) We increased our liability for claims and interest pursuant to the previously disclosed Global Resolution Agreement entered into in November 2018. Pursuant to this agreement, a third-party auditor is acting on behalf of 41 states and the District of Columbia for the purpose of identifying deceased insureds and contract holders where benefits are payable pursuant to unclaimed property laws. The third-party auditor has provided information that we have processed and verified allowing us to more accurately estimate the ultimate liability pursuant to this agreement. (3) A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 32

4Q19 Significant Items The table below summarizes the financial impact of significant items on our 4Q19 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) Three months ended December 31, 2019 Excluding significant Actual results Significant items items Insurance product margin Annuity$ 60.5 $ 0.3 (1) $ 60.8 Health 79.0 - 79.0 Life 46.7 9.7 (1) 56.4 Long-term care 14.0 14.0 Total insurance product margin 200.2 10.0 210.2 Allocated expenses (140.6) - (140.6) Income from insurance products 59.6 10.0 69.6 Fee income 11.7 - 11.7 Investment income not allocated to product lines 26.2 - 26.2 Expenses not allocated to product lines 2.8 (20.0) (2) (17.2) Operating earnings before taxes 100.3 (10.0) 90.3 Income tax expense on operating income (21.7) 2.1 (19.6) Net operating income (3)$ 78.6 $ (7.9) $ 70.7 Net operating income per diluted share (3)$ 0.52 $ (0.05) $ 0.47 (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) $20.0 million of the net favorable impact from legal and regulatory matters. (3) A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 33

Quarterly Earnings (dollars in millions) 2Q19 3Q19 4Q19 1Q20 2Q20 Insurance product margin Annuity$ 57.2 $ 56.2 $ 60.5 $ 59.5 $ 123.8 Health 78.3 77.0 79.0 73.6 82.3 Life 51.7 54.6 46.7 44.3 36.1 Long-term care 11.9 12.3 14.0 13.3 13.2 Total insurance product margin 199.1 200.1 200.2 190.7 255.4 Allocated expenses (135.2) (131.3) (140.6) (136.6) (128.1) Income from insurance products 63.9 68.8 59.6 54.1 127.3 Fee income 4.4 3.0 11.7 7.8 5.2 Investment income not allocated to product lines 48.3 34.3 26.2 57.4 8.2 Expenses not allocated to product lines (19.9) (18.2) 2.8 (13.8) (38.5) Operating earnings before taxes 96.7 87.9 100.3 105.5 102.2 Income tax expense on operating income (20.3) (18.7) (21.7) (21.2) (22.8) Net operating income 76.4 69.2 78.6 84.3 79.4 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (net of related amortization) (1.7) (2.6) 7.1 (63.7) 12.3 Net change in market value of investments recognized in earnings 6.8 4.7 (2.6) (48.4) 31.2 Fair value changes in embedded derivative liabilities (net of related amortization) (35.9) (29.3) 13.4 (66.7) (27.1) Fair value changes related to agent deferred compensation plan (11.6) (6.0) 2.5 - (13.2) Loss on extinguishment of debt (7.3) - - - - Other 0.7 (1.2) (13.3) 2.3 - Non-operating income (loss) before taxes (49.0) (34.4) 7.1 (176.5) 3.2 Income tax expense (benefit): On non-operating income (loss) (10.2) (7.2) 1.4 (37.0) 0.6 Valuation allowance for deferred tax assets and other tax items - - (193.7) (34.0) - Net non-operating income (loss) (38.8) (27.2) 199.4 (105.5) 2.6 Net income (loss)$ 37.6 $ 42.0 $ 278.0 $ (21.2) $ 82.0 *Management believes that an analysis of earnings before net realized investment gains (losses) from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, fair value changes in embedded derivative liabilities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, loss related to reinsurance transaction, other non-operating items, corporate interest expense and taxes (“Adjusted EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) net realized investment gains (losses) from sales, impairments and change in allowance for credit losses; (2) net change in market value of investments recognized in earnings; (3) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company’s underlying fundamentals; (4) loss on extinguishment of debt; (5) fair value changes related to the agent deferred compensation plan; (6) loss related to reinsurance transaction; (7) charges in the valuation allowance for deferred tax assets and other tax items; and (8) other non-operating items consisting primarily of earnings attributable to variable interest entities. The table above provides a reconciliation of Adjusted EBIT to net income. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 34

Information Related to Certain Non-GAAP Financial Measures The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, loss related to reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 35

Information Related to Certain Non-GAAP Financial Measures A reconciliation of net income (loss) applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) 2Q19 3Q19 4Q19 1Q20 2Q20 Net income (loss) applicable to common stock $ 37.6 $ 42.0 $ 278.0 $ (21.2) $ 82.0 Non-operating items: Net realized investment (gains) losses from sales and impairments, net of related amortization 1.7 2.6 (7.1) 63.7 (12.3) Net change in market value of investments recognized in earnings (6.8) (4.7) 2.6 48.4 (31.2) Fair value changes in embedded derivative liabilities, net of related amortization 35.9 29.3 (13.4) 66.7 27.1 Fair value changes related to the agent deferred compensation plan 11.6 6.0 (2.5) - 13.2 Loss on extinguishment of debt 7.3 - - - - Other (0.7) 1.2 13.3 (2.3) - Non-operating (income) loss before taxes 49.0 34.4 (7.1) 176.5 (3.2) Income tax (expense) benefit On non-operating (income) loss 10.2 7.2 (1.4) 37.0 (0.6) Valuation allowance for deferred tax assets and other tax items - - 193.7 34.0 - Net non-operating (income) loss 38.8 27.2 (199.4) 105.5 (2.6) Net operating income (a non-GAAP financial measure) $ 76.4 $ 69.2 $ 78.6 $ 84.3 $ 79.4 Per diluted share: Net income (loss) $ 0.24 $ 0.27 $ 1.84 $ (0.15) $ 0.57 Net realized investment (gains) losses from sales and impairments (net of related amortization and taxes) 0.01 0.01 (0.04) 0.35 (0.07) Net change in market value of investments recognized in earnings (net of taxes) (0.04) (0.02) 0.01 0.26 (0.17) Fair value changes in embedded derivative liabilities (net of related amortization and taxes) 0.18 0.15 (0.07) 0.36 0.15 Fair value changes related to the agent deferred compensation plan (net of taxes) 0.06 0.03 (0.01) - 0.07 Loss on extinguishment of debt 0.03 - - - - Valuation allowance for deferred tax assets and other tax items - - (1.28) (0.23) - Other - 0.01 0.07 (0.01) - Net operating income (a non-GAAP financial measure) $ 0.48 $ 0.45 $ 0.52 $ 0.58 $ 0.55 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 36

Information Related to Certain Non-GAAP Financial Measures A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) 2Q19 3Q19 4Q19 1Q20 (a) 2Q20 Operating income$ 76.4 $ 69.2 $ 78.6 $ 84.3 $ 79.4 Weighted average shares outstanding for basic earnings per share 158,816 154,257 150,138 145,829 143,422 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 919 1,003 1,269 - 519 Weighted average shares outstanding for diluted earnings per share 159,735 155,260 151,407 145,829 143,941 Net operating income per diluted share$ 0.48 $ 0.45 $ 0.52 $ 0.58 $ 0.55 (a) Equivalent common shares of 768 were not included in the diluted weighted average shares outstanding due to the net less recognized in 1Q20. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 37

Information Related to Certain Non-GAAP Financial Measures Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except per-share amounts) 2Q19 3Q19 4Q19 1Q20 2Q20 Total shareholders' equity$ 4,252.2 $ 4,553.3 $ 4,677.0 $ 3,765.8 $ 4,731.2 Shares outstanding for the period 156,768,002 152,183,491 148,084,178 143,610,046 141,718,570 Book value per share$ 27.12 $ 29.92 $ 31.58 $ 26.22 $ 33.38 Total shareholders' equity$ 4,252.2 $ 4,553.3 $ 4,677.0 $ 3,765.8 $ 4,731.2 Less accumulated other comprehensive income (1,098.2) (1,442.9) (1,372.5) (595.2) (1,520.2) Adjusted shareholders' equity excluding AOCI$ 3,154.0 $ 3,110.4 $ 3,304.5 $ 3,170.6 $ 3,211.0 Shares outstanding for the period 156,768,002 152,183,491 148,084,178 143,610,046 141,718,570 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 894,456 1,059,278 1,496,546 326,110 691,574 Diluted shares outstanding 157,662,458 153,242,769 149,580,724 143,936,156 142,410,144 Book value per diluted share (a non-GAAP measure)$ 20.00 $ 20.30 $ 22.09 $ 22.03 $ 22.55 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 38

Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, loss on reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 39

Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) Trailing Twelve Months Ended 2Q19 3Q19 4Q19 1Q20 2Q20 Operating income$ 289.5 $ 271.2 $ 290.0 $ 308.5 $ 311.5 Operating income, excluding significant items$ 304.6 $ 286.3 $ 282.1 $ 300.6 $ 285.9 Net income (loss)$ (412.1) $ 159.7 $ 409.4 $ 336.4 $ 380.8 Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) $ 2,782.7 $ 2,697.2 $ 2,703.9 $ 2,713.0 $ 2,722.9 Avearge common shareholders' equity$ 3,795.5 $ 3,886.9 $ 4,166.8 $ 4,321.1 $ 4,372.0 Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 10.4% 10.1% 10.7% 11.4% 11.4% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 10.9% 10.6% 10.4% 11.1% 10.5% Return on equity -10.9% 4.1% 9.8% 7.8% 8.7% (Continued on next page) CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 40

Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) Net operating Net operating income, income, excluding excluding significant Net income Net operating Significant significant items - trailing Net income (loss) - trailing income items (a) items four quarters (loss) four quarters 3Q18$ 87.5 $ - $ 87.5 $ 321.8 $ (529.8) $ (414.2) 4Q18 59.8 15.1 74.9 317.3 28.3 (315.0) 1Q19 65.8 - 65.8 310.1 51.8 (347.5) 2Q19 76.4 - 76.4 304.6 37.6 (412.1) 3Q19 69.2 - 69.2 286.3 42.0 159.7 4Q19 78.6 (7.9) 70.7 282.1 278.0 409.4 1Q20 84.3 - 84.3 300.6 (21.2) 336.4 2Q20 79.4 (17.7) 61.7 285.9 82.0 380.8 (a) The significant items have been discussed in prior press releases. (Continued on next page) CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 41

Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) Twelve Months Ended 2Q19 3Q19 4Q19 1Q20 2Q20 Pretax operating earnings (a non-GAAP financial measure)$ 362.3 $ 341.2 $ 368.3 $ 390.4 $ 395.9 Income tax expense (72.8) (70.0) (78.3) (81.9) (84.4) Operating return 289.5 271.2 290.0 308.5 311.5 Non-operating items: Net realized investment gains (losses) from sales and impairments, net of related amortization 24.1 (15.5) 2.1 (60.9) (46.9) Net change in market value of investments recognized in earnings (9.4) 0.6 25.5 (39.5) (15.1) Fair value changes in embedded derivative liabilities, net of related amortization (43.4) (95.6) (81.4) (118.5) (109.7) Fair value changes and amendment related to the agent deferred compensation plan (16.0) (22.0) (20.4) (15.1) (16.7) Loss on extinguishment of debt (7.3) (7.3) (7.3) (7.3) - Loss on reinsurance transaction (704.2) - - - - Other 4.5 2.5 (12.6) (11.5) (12.2) Non-operating loss before taxes (751.7) (137.3) (94.1) (252.8) (200.6) Income tax expense (benefit): On non-operating loss (157.9) (28.8) (19.8) (53.0) (42.2) Valuation allowance for deferred tax assets and other tax items 107.8 3.0 (193.7) (227.7) (227.7) Net non-operating loss (701.6) (111.5) 119.4 27.9 69.3 Net income (loss)$ (412.1) $ 159.7 $ 409.4 $ 336.4 $ 380.8 (Continued on next page) CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 42

Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q17 2Q17 3Q17 4Q17 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)$ 3,236.6 $ 3,263.2 $ 3,335.0 $ 3,225.6 Net operating loss carryforwards 640.6 621.6 613.1 409.8 Accumulated other comprehensive income 729.6 894.5 933.6 1,212.1 Common shareholders' equity$ 4,606.8 $ 4,779.3 $ 4,881.7 $ 4,847.5 1Q18 2Q18 3Q18 4Q18 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)$ 3,318.7 $ 3,366.0 $ 2,705.8 $ 2,687.3 Net operating loss carryforwards 404.2 388.7 510.6 505.9 Accumulated other comprehensive income 894.3 700.2 403.5 177.7 Common shareholders' equity$ 4,617.2 $ 4,454.9 $ 3,619.9 $ 3,370.9 1Q19 2Q19 3Q19 4Q19 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)$ 2,703.4 $ 2,702.9 $ 2,685.0 $ 2,761.9 Net operating loss carryforwards 479.6 451.1 425.4 542.6 Accumulated other comprehensive income 654.9 1,098.2 1,442.9 1,372.5 Common shareholders' equity$ 3,837.9 $ 4,252.2 $ 4,553.3 $ 4,677.0 1Q20 2Q20 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)$ 2,701.2 $ 2,784.2 Net operating loss carryforwards 469.4 426.8 Accumulated other comprehensive income 595.2 1,520.2 Common shareholders' equity$ 3,765.8 $ 4,731.2 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 43

Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Trailing Four Quarter Average 2Q19 3Q19 4Q19 1Q20 2Q20 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)$ 2,782.7 $ 2,697.2 $ 2,703.9 $ 2,713.0 $ 2,722.9 Net operating loss carryforwards 479.0 476.2 470.1 473.4 469.1 Accumulated other comprehensive income 533.8 713.5 992.8 1,134.7 1,180.0 Common shareholders' equity$ 3,795.5 $ 3,886.9 $ 4,166.8 $ 4,321.1 $ 4,372.0 CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 44

Information Related to Certain Non-GAAP Financial Measures Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) 2Q19 3Q19 4Q19 1Q20 2Q20 Corporate notes payable$ 988.3 $ 988.7 $ 989.1 $ 989.4 $ 989.7 Total shareholders' equity 4,252.2 4,553.3 4,677.0 3,765.8 4,731.2 Total capital$ 5,240.5 $ 5,542.0 $ 5,666.1 $ 4,755.2 $ 5,720.9 Corporate debt to capital 18.9% 17.8% 17.5% 20.8% 17.3% Corporate notes payable$ 988.3 $ 988.7 $ 989.1 $ 989.4 $ 989.7 Total shareholders' equity 4,252.2 4,553.3 4,677.0 3,765.8 4,731.2 Less accumulated other comprehensive income (1,098.2) (1,442.9) (1,372.5) (595.2) (1,520.2) Total capital$ 4,142.3 $ 4,099.1 $ 4,293.6 $ 4,160.0 $ 4,200.7 Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 23.9% 24.1% 23.0% 23.8% 23.6% CNO Financial Group | Second Quarter 2020 Earnings | August 4, 2020 45